DW
LISTED
NYSE
DREW
DREW INDUSTRIES INCORPORATED
DW
LISTED
NYSE
DREW
DECEMBER
11
THURSDAY
DW
LISTED
NYSE

Page 1

A Leading National Supplier of a Wide Variety of

Components for RV’s and Manufactured Homes

Drew Industries (NYSE:DW)

2003

A Leading National Supplier of a Wide Variety of

Components for RV’s and Manufactured Homes

2003

Forward Looking Statements

This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities for existing products, plans and objectives of management, markets for the Company’s common stock and other matters. Statements in this press release that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Exchange Act and Section 27A of the Securities Act.  Forward- looking statements, including, without limitation those relating to our future business prospects, revenues and income, wherever they occur in this press release, are necessarily estimates reflecting the best judgment of our senior management, at the time such statements were made, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by forward- looking statements.  The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.  You should consider forward-looking statements, therefore, in light of various important factors, including those set forth in this presentation .

There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include pricing pressures due to competition, raw material costs (particularly steel, vinyl, aluminum, glass and ABS resin), availability of retail and wholesale financing for manufactured homes, availability and costs of labor, inventory levels of retailers and manufacturers, levels of repossessed manufactured homes, the financial condition of our customers, interest rates, price and availability of gasoline, the outcome of litigation and zoning regulations affecting manufactured homes. In addition, national and regional economic conditions and consumer confidence may affect the retail sale of recreational vehicles and manufactured homes.

About Drew Industries

A leading national
manufacturer of quality
components for
Recreational Vehicles (RV)
and Manufactured Homes
(MH)

Drew’s Companies

Kinro, Inc. – Acquired 1980

              (including Better Bath)

Aluminum windows for RVs

Doors for RVs

Aluminum and vinyl windows and screens
for MHs

Bath and shower units for MHs and RVs

Lippert Components, Inc. – Acquired 1997

(including Zieman Manufacturing)

Chassis  and chassis parts for RVs and MHs

Slide out mechanisms for RVs

Leveling devices for RVs

Axles for towable RVs

Steps for RVs

Specialty trailers for boats, personal
watercraft and equipment hauling

Drew’s Products

RV  Chassis and Chassis Parts:
$174 million

MH Chassis &
Chassis

Parts: $78
million

MH Windows
& Screens:
$85 million

RV Windows & Doors:

$102 million

12 Months Ended June 30, 2005

Sales - $599 million

Other: $38

  million

MH Bath
Products: $18
million

Specialty

Trailers:

$28 million

RV Slide-outs: $76

  million

Drew’s Segments

Revenues (LTM 6/05 -  $599 million)

Segment Operating Profit

(LTM 6/05 - $52 million)

LTM 6/05 (last 12 months ended June 20, 2005) revenues and segment operating profit equal those results for the second half of 2004 and the first half of 2005.

RV

66%

MH

34%

MH

38%

RV

62%

Supplier to Industry Leaders

Outstanding customer service and national coverage, with 51 production facilities (approximately 2.9 million sq. ft.), make us a key partner with our customers.

Supply most of the Leading Producers of RVs and MHs:

Both RV and MH

Fleetwood (NYSE:FLE)

Skyline (NYSE: SKY)

RV

Coachmen (NYSE: COA)

Forest River (privately owned – being acquired by Berkshire Hathaway)

Monaco Coach (NYSE: MNC)

Pilgrim (privately owned)

Thor  (NYSE:THO)

MH

Champion (NYSE: CHB)

Clayton (owned by Berkshire Hathaway)

Oakwood Homes (owned by Clayton)

Palm Harbor (Nasdaq: PHHM)

Business Strategy

Increase sales and profitability through:

Market share growth

New product introductions

Strategic acquisitions

This strategy accomplished through:

Outstanding customer service

Motivating management through profit incentives and
training programs

Maintaining highly efficient factories by optimizing
production through state-of-the-art manufacturing
technology and methods

Drew’s Management Team

Innovative &
Experienced
Management

Highly respected and experienced

management:

Drew

Lei gh Abrams, CEO, 35+ years

Fred Zinn, CFO,  24+ years

Kinro

David Webster, CEO, Chairman,

30+ years

Lippert

Doug Lippert, Chairman, 30+

years

Jason Lippert, CEO, 12+ years

Excellent management training

and incentive programs

■

$243
$337
$419
$550
$684
$907
$993
1999
2000
2001
2002
2003
2004
LTM 6/05

DW LISTED NYSE

Page 10

Content Per Vehicle - RV

Peak potential is
$2,200 to $2,500
per RV

Operating

profit margin      11.3%  6.8%  8.6%  9.4%  11.3%  9.2%(a)   8.2%(a)

(a) Margin in 2004 and 2005 impacted by increases in steel and other costs.

Excludes sales of specialty trailers

■

$548
$606
$763
$916
$1,021
$1,457
$1,520
1999
2000
2001
2002
2003
2004
LTM
6/05

Page 11

Content Per Home - MH

Peak potential is
$2,600 to $3,000
per home

Operating

Profit margin     15.5%   9.8%   10.8%   11.0%   10.7%  10.1%(a)   9.9%(a)

(a)

Margin in 2004 and 2005 impacted by increases in steel costs and an adverse jury award in a work place injury lawsuit.

New Product Introductions

Sales of slide-out mechanisms for towable RVs
introduced in 2002, grew to over $75 million in the
12 months ended June 2005. Recently introduced
slide-out for motorhomes.

Increased market penetration for 11 new, innovative
products developed by LTM, which was acquired in
July 2003.

Expanded specialty trailer products through the May
2004 acquisition of Zieman. Consists of specialty
trailers for boats, personal watercraft and equipment
hauling.

Zieman on West Coast.  Recently expanded
into Indiana. Potential to expand nationally.

Organic Growth

    Total market for new products is over

                                         $600 million

New Product Introductions (Continued)

Acquired 2 patents through the acquisition of Venture Welding, expanding our MH chassis manufacturing capabilities

Cold “Cambering”

Basement Chassis

Recently introduced a wide variety of RV products

These developments achieved through cooperation with
our customers and our extensive R&D efforts and
acquisitions

Organic Growth

New Product Introductions

2%

$150 million

Axles for specialty trailers

0%

$25 million

Thermoformed exterior parts

20%-30%

$10 million

Steps for towables

15%

$200 million

Specialty trailers

<5%

$30 million

Bath products for RVs

5%-10%

$80 million

Axles for towables

<5%

$65 million

Leveling devices for motorhomes

25%

$65 million

Slide-out mechanisms for motorhomes

Current
Shares

Market
Potential

Acquisition Criteria

Complementary to our core RV and MH
markets

Target less than 6 times pro forma EBITDA

Immediately accretive

Seek to acquire products or technologies
that we can introduce through our
nationwide customer base and factory
network; become a more extensive supplier
to our customers

Drew is a disciplined and patient acquirer

Strategic
Acquisitions

Acquisition History

Strategic
Acquisitions

2001 – Better Bath

Bath and shower products
for MH. Annual sales of
$20 million

July 2003 – LTM Manufacturing

Slide-out systems, specialty slide-out
storage trays and decks, and electric
stabilizer jacks for RVs. Annual sales
of $4 million

Oct 2003 – ET&T Frames

Primarily specialty trailer units.
Annual sales of $7 million

May 2004 – Zieman

RV, MH and specialty
trailers.  Annual sales
of over $40 million

Each of our RV and MH acquisitions has
expanded geographic markets or
broadened product lines

2002 – Quality Frames

RV chassis.  Annual sales
of $7 million

11 Acquisitions

1980 - 2001

May 2005 - Venture

MH Chassis. Annual sales
of $18 million

DREW

Zieman
MANUFACTURING

DW LISTED NYSE

Page 17

Zieman Acquisition – May 2004

Purchase price of $20.7 million plus
assumption of $5.2 million of debt

Zieman Operating Results:

Immediately accretive

Sales for 2003 of about $40 million

                 About half Specialty Trailers

                 About half RV and MH Chassis

Expands RV and MH chassis on West Coast

Plan to take specialty trailers nationwide

Sales for 12 months after acquisition have
                    been over $60 million

Strategic
Acquisitions

Venture Acquisition – May 2005

Strategic
Acquisitions

Purchase price of approximately $18.5 million,

or less than 6 times pro forma EBITDA

Venture Operating Results:

Immediately accretive

Pro forma sales of approximately $18 million

Primarily MH chassis

Increases market share in MH chassis

Includes two important patents

Competitive advantage

Consolidating production to increase efficiencies

Investments

Innovative &
Experienced
Management

Kinro and Lippert have

extensive R&D departments

Since January 1997:

Invested over $110 million in

plant and equipment

Invested over $135 million for

acquisitions

Invested $40 million for stock

repurchases at an average price

of $5.37 per share

These investments have been

accretive to earnings

Travel Tailers & 5th Wheel
Other Towables
Motor Homes
375
325
275
225
175
125
75
25
-25
1997
1998
1999
2000
2001
2002
2003
2004 (1)

Page 20

RVs - Industry Shipments

(Thousands of Vehicles)

254

293

321

300

257

311

321

370

Travel Trailers and 5th Wheel RVs

(1)

Includes approximately 13,000 RVs purchased by FEMA for emergency shelter for 2004 hurricane victims.

RV Market

RV Categories

Towable RVs - 81% of industry unit sales
and about  40% of industry dollar sales

Motorhomes - 19% of industry unit sales and
about 60% of industry retail dollar sales

Since 1995, the travel trailer and 5th wheel
towable segment of the RV market has grown
at an annual rate of 8.6%, more than twice as
fast as motorhomes

We currently supply primarily to towable
RVs – our goal is to increase sales of
motorhome products

Strong Growth
Prospects

Growth In RV Market

Positive Demographic Trends

Primary owners of RVs are 50 and over

According to census reports, there are
expected to be 20 million more people
over 50 in the next 10 years

Industry Advertising Campaign

Target Market 35 and over

RV Vacations Strengthen Family Ties

Post 9/11 Air Travel Fears

Low Interest Rates - interest often tax
deductible

Strong Growth
Prospects

Multi-Section
Single Section
400
350
300
250
200
150
100
50
0
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004(1)

Page 23

MH - Industry Production

171

211

254

304

340

363

353

373

349

(Thousands of Homes)

131

168

193

251

47%

47%

49%

49%

52%

59%

61%

65%

70%

75%

78%

80%

131

47%

74%

(1)

Includes 3,000 to 5,000 MHs purchased by FEMA for emergency

      shelter for 2004 hurricane victims.

Manufactured Housing (MH) Market

10 million manufactured homes
across the U.S.

Improved quality and image
should drive MH growth

Industry production down 65%
since 1998, but Drew’s sales
are down much less

Drew’s MH segment remained
profitable every quarter since
the downturn began in 1998

Strong Growth
Prospects

MH: Strong Future

Strong Growth
Prospects

Demographics - 1st time home buyers

and retirees

Affordability: Significant cost advantage

over site-built homes

MH - $34 per sq. ft. compared to $79 per

sq. ft. for site-built homes

Improved Quality in conjunction with

Land Ownership Leads to Home Value

Appreciation

At or Near Bottom of Downturn and

Headed Up.

MH: Return to Growth in 2005

Signs of Improvement in the
Manufactured Housing Industry

Low inventory levels at retail dealers

Slowing of repossessions

Improved lending practices have
made new loans more secure

Berkshire Hathaway acquired
Clayton, Oakwood and 21st
Mortgage; raised more than $4 billion
for MH financing

Strong Growth
Prospects

Drew’s Ownership and Governance

Ownership by Executives and
Directors aligns our interest with other
stockholders; Insiders own 22%,
including Drew’s Chairman with 12%
of shares and Chairman of Lippert
with 6% of shares

Innovative &
Experienced
Management

Drew’s Corporate Governance Program –
ranked in the 100th percentile of all Russell
3000 Companies by Institutional Shareholder
Services

$25
$18
$14
$8
$5
$3
2000
2001
2002
2003
2004
9/16/05

Page 28

Financial Performance

The price of Drew’s common stock is 8
times the price as of December 31, 2000

Drew has 21 million shares outstanding
and a market capitalization in excess of
$500 million

(Dec 31 unless noted)

Stock Price History

Drew effected a 2-for-1 stock split on 9/7/05 to holders of record on 8/19/05

Operating Results

Full Year Operating Results

($ in millions, except EPS)

Financial
Performance

2002

(1)

2003

2004

(3)

Sales

$325.4

$353.1

$530.9

Operating Profit

$  29.2

$  34.3

$  44.0

     % Sales

9.0%

9.7%

8.3%

Net Income

(1)

$  15.6

$

19.4

$

25.1

Diluted EPS

(1)

EBITDA

(2)

$

.

78

$

36.5

$

.

94

$

42.1

$

1

.

18

$

53.3

(1)

Before accounting charge for goodwill impairment of $30.2 million in 2002 ($1.51 per share).

(2)

EBITDA is operating profit plus depreciation and amortization.

(3)

Results in 2004 were impacted by i) a charge related to litigation that reduced operating profit by $1.5 million and reduced net income by $945,000, or $.04 per diluted share, and ii) severe increases in steel prices.

(4)

Adjusted retroactively for 2 for 1 stock split of 9/7/05.

Results By Segment

Years Ended December 31,

($ in millions)

Financial
Performance

See Press Release dated February 15, 2005  for a reconciliation to consolidated results.

200

3

200

4

Net sales

     RV Segment

     MH Segment

$219.5

$

1

33.6

$

347.6

$

183.3

+

5

8

%

+

37

%

Operating Profit

     RV Segment

     MH Segment

$

24.8

$

14.4

$

31.8

$

1

8.5

(a)

+

28

%

+29

%

Operating Profit as a

P

ercentage of Net Sales

     RV Segment

     MH Segment

11.3

%

1

0.7

%

  9.2

%

1

0.1

%

(a)

(a)

After $1.9 million charge related to litigation, less reduction in incentive compensation.

Operating Results

Six Months Ended June 30,

($ in millions, except EPS)

Financial
Performance

200

4

200

5

(a)

Sales

$

249.7

$

317.6

+

27

%

Operating Profit

$

24.6

$

25.6

+4%

     % Sales

9.9

%

8.1

%

Net Income

$

14.1

$

14.5

+2

%

Diluted EPS

$

.

67

$

.

68

+1

%

(a)

2005 first half results were impacted by charges related to litigation that reduced operating profit by $2.1 million and reduced net income by $1.3 million, or $.06 per diluted share

(b)

Adjusted retroactively for 2 for 1 stock split of 9/7/05.

Results By Segment

Six Months Ended June 30,

($ in millions)

Financial
Performance

200

4

200

5

Net sales

     RV Segment

     MH Segment

$167.0

$

  82.7

$

216.3

$

101.3

+

30

%

+

22

%

Operating Profit

     RV Segment

     MH Segment

$

18.3

$

  9.1

$

18.9

(a)

$

10.5

(b)

+

4

%

+16

%

Operating Profit as a

P

ercentage of Net Sales

     RV Segment

     MH Segment

10.9

%

1

0.9

%

    8.7

%

(a)

  10.3

%

(b)

(a) After $0.5 million charge related to litigation, less reduction in incentive compensation.

(b) After $2.1 million charge related to litigation, less reduction in incentive compensation.

See Press Release dated July 26, 2005  for a reconciliation to consolidated results.

Balance Sheet

($ in millions, except percents)

Financial
Performance

12/31/03

12/31/04

6

/30

/05

Total assets

   $ 160

    $ 238

$

  2

84

Total debt

$

  42

$

71

$

   81

Stockholders’ equity

   $   94

    $ 122

  $  1

42

      RATIOS

Days sales in

a

ccts receivabl

e

(1)

Inventory turns

(2)

19 days

7.3 turns

  21 days

   5.6 turns

25

days

  6.8

turns

(1)

Days sales in accounts receivable is the most recent month’s sales divided by accounts receivable,

net, at the end of the period.

(2)

Inventory turns is cost of goods sold for the latest quarter divided by average inventory for the quarter.

Financial Strength

Financial
Performance

(1)   Based on income from continuing operations.

(2)   EBITDA is operating profit plus depreciation and amortization.

12/30/02

12/31/03

12/31/04

LTM 6

/05

Return on Equity

(1)

24

%

24%

23

%

21

%

Return on Assets

(1)

11

%

13

%

12

%

1

0

%

Total Debt to Equity

0.7

0.4

0.6

0.

6

Total Debt to EBITDA

(2)

1.3

0.8

1.3

1.

5

Peer Comparison

10%

6%

11.1

20.7

Spartan (SPAR)

-53%

-3%

13.6

N/A

Fleetwood (FLE)

20%

11%

14.7

20.9

Drew (DW)

ROE

ROA

Forward

P/E

Trailing

P/E

  6%

5%

14.2

24.5

Monaco (MNC)

  26%

6%

15.0

46.7

Champion (CHB)

23%

15%

12.8

15.3

Thor (THO)

13.2

14.8

Winnebago (WGO)

33%

15%

Source: Capital IQ, September 19, 2005, except forward P/E, which is provided by Thomson
Financial.

Financial
Performance

Summary

Why is Drew a Good Investment

Highly experienced and motivated management

Outstanding customer service

Low-cost producer

Continued product line expansion

History of successful strategic acquisitions

History of strong operating profit and cash flow

Strong Balance Sheet

Highly experienced and motivated management

Thank You

Analyst coverage

BB&T Capital Markets -John Diffendal (615) 340-8284

Morgan Joseph - Richard Paget: (212) 218-3894

Sidoti & Company LLC – Scott Stember: (212) 453-7017

For more information contact:

                                             Leigh J. Abrams, President and CEO
                                      914-428-9098

                                                           leigh@drewindustries.com

                                             Fredric M. Zinn, Executive VP and CFO
                                      914-428-9098

                                                           fred@drewindustries.com

Or visit: www@drewindustries.com